Preferred Stock Warrant Liability	12 Months Ended
Dec. 31, 2015
Text Block [Abstract]
Preferred Stock Warrant Liability
7.	Preferred Stock Warrant Liability

In July 2008, the Company issued a preferred stock warrant to an investor in connection with the issuance of Series A preferred stock that was immediately exercisable for the purchase of 160,000 shares of Series A preferred stock at an exercise price of $1.00 per share, over a term of ten years from issuance.

The fair value of the warrant on the date of grant of $113 was recorded as a reduction to the initial carrying amount of the Series A preferred stock. The Company remeasures the fair value of the liability for this preferred stock warrant at each reporting date from its grant date, with any adjustments being recorded as a component of other income (expense), net in the Company’s statement of operations and comprehensive loss. For the years ended December 31, 2015, 2014 and 2013, the Company recorded gains (losses) of $10, $(80) and $2, respectively, to reflect the change in fair value of this preferred stock warrant.

The following assumptions and inputs were used in determining the fair value of the preferred stock warrant liability valued using the Black-Scholes option-pricing model:

	Year Ended December 31,
	2015	2014
Expected term (in years)	2.5	3.5
Expected volatility	59.12%	59.80%
Risk-free interest rate	1.21%	1.20%
Expected dividend yield	8.0%	8.0%

Upon the closing of an initial public offering in which the Series A preferred stock is converted into common stock, the preferred stock warrant will become exercisable for common stock instead of preferred stock, and the preferred stock warrant liability, remeasured at fair value at that time, will be reclassified to additional paid-in capital. This occurred upon the completion of the Company’s IPO in February 2016.